FIRST INVESTORS LIFE SERIES FUND
                         SUPPLEMENT DATED JUNE 29, 1998
                       TO PROSPECTUS DATED APRIL 30, 1998




1. The first sentence of the second paragraph under "Investment Objectives and Policies-High Yield Fund" on page 17 is replaced with the following:

The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies.

2. The following paragraph replaces the existing section entitled "Foreign Securities" on page 25:

      FOREIGN SECURITIES. Investing in foreign securities involves more risk than investing in securities of U.S. companies. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND and DISCOVERY FUND currently do not intend to hedge their foreign investments against the risk of foreign currency fluctuations. Changes in the value of foreign currencies can therefore significantly affect a Fund's share price. GROWTH FUND may invest in securities issued by foreign companies that are denominated in U.S. currency. A Fund can be affected by changes in exchange control regulations, as well as by economic and political developments. There may be less publicly available information about foreign companies than comparable U.S. companies; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards that are comparable to those applied to U.S. companies; some foreign trading markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND and DISCOVERY FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date.




FILS698